July 11, 2011

VIA EDGAR

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

Re:	M Fund (the “Registrant”)
Registration Nos. 33-95472 and 811-9082

Ladies and Gentlemen:

On behalf of the Registrant and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return summary information of the prospectus dated April 29, 2011, as supplemented June 17, 2011 for the Registration Statement as filed under Rule 497 on June 17, 2011 (SEC Accession No. 0001144204-11-036246), for the Registrant.  The purpose of the filing is to submit the requisite prospectus risk/return disclosures in XBRL for the Registrant.

Please do not hesitate to contact the undersigned at (617) 662-1745 if you have any questions regarding this filing.

Very truly yours,

/s/ Tracie A. Coop
Tracie A. Coop, Esq.
Senior Counsel and Vice President